SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         June 4, 2003
                                                         ------------


                           GOLD BANC CORPORATION, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

       Kansas                       0-28936                    48-1008593
       ------                       -------                    ----------
(State of incorporation     (Commission File Number       (I.R.S. Employer
                                                       Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (913) 451-8050
                                                   --------------


          (Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

      The Registrant made at a presentation at the Eighth Annual Community Banking Conference hosted by Howe Barnes Investments, Inc. on Wednesday, June 4, 2003. The Conference was held at The Sheraton Chicago Hotel & Towers, 301 East North Water Street, Chicago, Illinois. Attached to this report as Exhibit 99.1 is detailed information of the contents of the Registrant's presentation.


Item 7.         Financial Statements and Exhibits


Exhibit Number  Description
--------------  -----------

      99.1 Description of slides shown in presentation at Howe Barnes Annual Community Banking Conference on Wednesday, June 4, 2003.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                               GOLD BANC CORPORATION, INC.


Dated: June 6, 2003
                               By:  /s/ Rick J. Tremblay
                                   --------------------------------
                                   Rick J. Tremblay
                                   Executive Vice President and
                                   Chief Financial Officer